EXHIBIT 10.1

FIRST AMENDMENT TO

AMENDED AND RESTATED LOAN AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT (this “Amendment”), dated as of May 21, 2012, is made by and among OMEGA PROTEIN CORPORATION, a Nevada corporation (the “Parent”), and OMEGA PROTEIN, INC., a Virginia corporation (“OPI” and, collectively with the Parent, the “Borrowers”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as Administrative Agent (the “Administrative Agent”) and the Lenders (as defined in the Loan Agreement).

R E C I T A L S:

A. Borrowers and Administrative Agent are parties to that certain Amended and Restated Loan Agreement (as heretofore or hereafter amended, modified, supplemented or restated, collectively, the “Loan Agreement”) dated as of March 21, 2012 by and among Borrowers, the Administrative Agent, and for the Lenders (the “Lenders”) from time to time party thereto.

B. Borrowers have requested that the Lenders and Administrative Agent consent to certain transactions and waive certain covenants, which, but for this Amendment, would be prohibited by the Loan Agreement, and the Lenders and Administrative Agent have agreed to the same upon the terms and conditions set forth in this Amendment.

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01 Definitions Above. As used herein, the terms “Amendment,” “Administrative Agent,” “Borrowers,” “Loan Agreement” “Lenders,” “Parent,” and “OPI” shall have the meanings as set forth above.

Section 1.02 Definitions in Agreement. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as set forth in the Loan Agreement; without limiting the foregoing, the following terms are defined in the Loan Agreement: “Excluded Property”.

ARTICLE II

AMENDMENTS TO AGREEMENT

Section 2.01 Defined Terms. Section 1.01 of the Loan Agreement is hereby amended as follows:

(a) The term “Released Louisiana and Mississippi Properties” is inserted to read in full as follows:

“Released Louisiana and Mississippi Properties” shall mean (i) the properties of OPI located at 100 Omega Lane, Amelia, Louisiana, 5659 Elder Ferry Road, Moss Point, Mississippi, and 5735 Elder Ferry Road, Moss Point, Mississippi, (ii) the improvements thereon, and (iii) the fixtures attached thereto.

(b) The term “Excluded Property” is amended by deleting the word “and” before clause (m), and inserting the following language immediately after clause (m): “, and (n) subject to Section 7.14(d), the Released Louisiana and Mississippi Properties.”

Section 2.02 Released Louisiana and Mississippi Properties. Section 7.14 is hereby amended by adding clause (d) to read in full as follows:

(d) Released Louisiana and Mississippi Properties. Upon request of the Administrative Agent, the Released Louisiana and Mississippi Properties shall cease to be Excluded Property, and the Borrowers shall cause such Properties to be subject at all times to a first priority, perfected and title insured Lien in favor of the Administrative Agent on behalf of the Secured Parties to secure the Secured Obligations, subject in any case to Permitted Liens, and shall deliver such documentation set forth in Section 5.01, including Section 5.01(d), reasonably required by the Administrative Agent.

Section 2.03 Amendment to Schedule 6.17. Schedule 6.17 of the Loan Agreement is hereby amended by designating the properties at 100 Omega Lane, Amelia, Louisiana, 5659 Elder Ferry Road, Moss Point, Mississippi, and 5735 Elder Ferry Road, Moss Point, Mississippi as excluded collateral.

Section 2.04 Release of Liens. Pursuant to Section 10.09 of the Loan Agreement and subject to this Amendment, Administrative Agent shall promptly release, at Borrowers’ cost, all Liens of Secured Parties on the Released Louisiana and Mississippi Properties.

ARTICLE III

CONDITIONS PRECEDENT

The effectiveness of this Agreement is conditioned upon the satisfaction of the following further conditions which must be satisfied as of the date of this Amendment:

Section 3.01 Representations and Warranties True and Correct. The representations and warranties contained herein and in all other Loan Documents, as amended hereby and by the other documents given in connection with this Amendment, shall be true and correct as of the date hereof except as previously disclosed to the Administrative Agent.

Section 3.02 No Default. No Default or Event of Default shall exist.

Section 3.03 Borrower Documents. Borrowers shall have executed and delivered to the Administrative Agent, for the benefit of the Lenders, the following documents, in form and substance satisfactory to the Administrative Agent in its sole discretion; each of such documents shall be a Loan Document:

(a) this Agreement; and

(b) such other documents as the Administrative Agent shall reasonably require.

ARTICLE IV

RATIFICATIONS, REPRESENTATIONS AND WARRANTIES

Section 4.01 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement are ratified and confirmed and shall continue in full force and effect. Borrowers, Administrative Agent and Lenders agree that the Loan Agreement as amended hereby shall continue to be legal, valid, binding and enforceable in accordance with its terms. The terms, provisions, and conditions of any and all of the Loan Documents are hereby ratified and confirmed in every respect by Borrowers and shall continue in full force and effect.

Section 4.02 Representations and Warranties. Borrowers hereby represent and warrant to Administrative Agent and Lenders that:

(a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrowers and will not violate the articles of incorporation or bylaws of Borrowers;

(b) after giving effect to the modifications contained in this Amendment, and any other Loan Document, the representations and warranties contained in the Loan Agreement are true and correct in all material respects on and as of the date hereof except as previously disclosed to Administrative Agent and Lenders;

(c) after giving effect to the modifications contained in this Amendment, no Default or Event of Default has occurred and is continuing and no event or condition has occurred that with the giving of notice or lapse of time or both would be a Default or an Event of Default;

(d) after giving effect to the modifications contained in this Amendment, Borrowers are in full compliance with all covenants and agreements contained in the Loan Agreement as amended hereby; and

(e) Borrowers are not presently aware of any claim they have against Administrative Agent or any Lender, nor are they aware of any claim any of their respective Subsidiaries have against Administrative Agent or any Lender, for damages arising out of any prior action or inaction on the part of the Administrative Agent, or their representatives or agents.

ARTICLE V

MISCELLANEOUS

Section 5.01 Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document including any Loan Document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other Loan Documents executed in connection with this Amendment.

Section 5.02 Reference to Agreement. Each of the Loan Documents, including the Loan Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

Section 5.03 Expenses of the Administrative Agent and Lenders. As provided in the Loan Agreement, Borrowers agree to pay on demand all reasonable costs and expenses incurred by Administrative Agent or Lenders in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including without limitation the reasonable costs and fees of Administrative Agent’s and Lenders’ legal counsels, and all reasonable costs and expenses incurred by Administrative Agent and Lenders in connection with the enforcement or preservation of any rights under the Loan Agreement as amended hereby, or any other Loan Document, including without limitation the reasonable costs and fees of Administrative Agent’s and Lender’s legal counsels.

Section 5.04 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

Section 5.05 APPLICABLE LAW. THIS AMENDMENT IS ENTERED INTO AND PERFORMABLE IN HARRIS COUNTY, TEXAS, AND THE SUBSTANTIVE LAWS, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICT OF LAWS, OF THE UNITED STATES AND THE STATE OF TEXAS SHALL GOVERN THE CONSTRUCTION OF THIS AGREEMENT AND THE DOCUMENTS EXECUTED AND DELIVERED PURSUANT HERETO, AND THE RIGHTS AND REMEDIES OF THE PARTIES HERETO AND THERETO.

Section 5.06 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Administrative Agent, Lenders and Borrowers and their respective successors and assigns, except Borrowers may not assign or transfer any of their rights or obligations hereunder without the prior written consent as set forth in the Loan Agreement as amended hereby.

Section 5.07 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

Section 5.08 Effect of Waiver. No consent or waiver, express or implied, by Administrative Agent or Lenders to or for any breach of or deviation from any covenant, condition or duty by Borrowers shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

Section 5.09 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

Section 5.10 SECTION 26.02 NOTICE. THE LOAN AGREEMENT, AS AMENDED BY THIS AMENDMENT, AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THE LOAN AGREEMENT AND THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE LOAN AGREEMENT AND THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

EXECUTED as of the date first written above.

[Signature pages follow.]

BORROWERS: OMEGA PROTEIN CORPORATION, as Borrower

By:	/s/ Andrew Johannesen
Andrew Johannesen Executive Vice President and Chief Financial Officer

PROTEIN FINANCE COMPANY OMEGA PROTEIN, INC., as Borrower

By:	/s/ Andrew Johannesen
Andrew Johannesen Vice President Chief Financial Officer

ADMINISTRATIVE AGENT AND LENDERS: WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Swingline Lender, Issuing Lender, and Lender

By:	/s/ John L. Kallina
John L. Kallina Senior Vice President

JPMORGAN CHASE BANK, N.A., as Lender

By:	/s/ Seth Laroche
Seth Laroche Vice President

RATIFICATION OF GUARANTORS

As an inducement to Administrative Agent and Lenders to grant the release and amend the Agreement as set forth in the foregoing Amendment, each of the Guarantors hereby:

(a) ratifies and confirms its obligations under all Loan Documents to which it is a party;

(b) agrees that the Agreement and all other Loan Documents as amended hereby are and shall continue to be legal, valid, binding and enforceable in accordance with their respective terms and are hereby ratified and confirmed;

(c) agrees that the execution of this Amendment shall in no way obligate Administrative Agent or Lenders to obtain the consent of, or give the signatories below notice of, any further amendment, modification, waiver or release relating to the Loans, the Loan Agreement, or any other Loan Documents to which such Guarantor is not a signatory, all of which have been and are hereby waived.

[Signature pages follow.]

PROTEIN FINANCE COMPANY

By:	/s/ Andrew Johannesen
Andrew Johannesen Vice President

OMEGA SHIPYARD, INC.

By:	/s/ Andrew Johannesen
Andrew Johannesen Vice President

PROTEIN INDUSTRIES, INC.

By:	/s/ Andrew Johannesen
Andrew Johannesen Vice President

CYVEX NUTRITION, INC.

By:	/s/ Andrew Johannesen
Andrew Johannesen Vice President

INCON PROCESSING, L.L.C.

By:	/s/ Andrew Johannesen
Andrew Johannesen Vice President